UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2006

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ULTRASTRIP SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-25663	65-0841549
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E. Lionel Terrace, Stuart, FL 34997

(Address of Principal Executive Office) (Zip Code)

(772) 287-4846

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

In an effort to conserve cash outflow, the officers of UltraStrip Systems, Inc. (“UltraStrip”) and subsidiaries listed below on May 26, 2006 entered into a Management Compensation Adjustment Plan (the “Plan”) and thereby amended their respective Employment Agreements. The Plan is part of each exhibit attached to this Form 8-K. Under the Plan, they have agreed to reduce their aggregate annual salaries by approximately $400,000 and in return they received additional stock options and commissions based upon revenues of UltraStrip and/or its subsidiaries as listed below. The options are exercisable at $0.68 per share over a five-year period and vest in equal increments every six months over a 24 month period subject to periodic performance reviews by the chief executive officer or the Compensation Committee at six month intervals. Additionally, the executives may be terminated after any six month review by the Board of Directors. The Management Adjustment Compensation Plan modified the Employment Agreements of executive officers as follows:

Executives in the Program and Principal Office	Current Agreement	Revised Pay Rate	Options	Commissions(1)
				UES(2)	ETI(3)	Consolidated(4)

Dennis McGuire, Chief Executive Officer	$325,000	$225,000	1,000,000			3.0%
James C. Rushing III, Chief Financial Officer	210,000	185,000	600,000			1.0%
Stephen Johnson, President of UES	250,000	125,000	500,000	2.0%		1.0%
Michael R. Donn, Sr., President of ETI	137,000	125,000	500,000		2.0%	1.0%
John P. Odwazny, Chief Operating Officer of UES	165,000	100,000	250,000	1.0%		1.0%
Jacqueline McGuire, Vice President of Administration and Secretary	125,000	75,000	250,000	NA	NA	NA
Totals	1,212,000	835,000	3,100,000	3.0%	2.0%	7%

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(1)

Commissions apply to any revenues whatsoever, including product or services sales as well as transactions to “monetize” technology portfolio inventory.

(2)

UES refers to UltraStrip Envirobotic Solutions, Inc., a wholly-owned subsidiary of UltraStrip.

(3)

ETI refers to Ecosphere Technologies, Inc., a wholly-owned subsidiary of UltraStrip.

(4)

Consolidated means consolidated revenues of UltraStrip, including UES and ETI.

The executives had not received their full salaries to which they were entitled and waived salary accruals since January 1, 2006. All 3,400 unvested options held by Stephen Johnson, president of UES and a director of UltraStrip were forfeited.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit No.	Exhibit

10.1	Management Compensation Adjustment Plan Agreement for Dennis McGuire(1)

10.2	Management Compensation Adjustment Plan Agreement for James C. Rushing III(2)

10.3	Management Compensation Adjustment Plan Agreement for Stephen Johnson(3)

10.4	Management Compensation Adjustment Plan Agreement for Michael R. Donn, Sr.(1)

10.5	Management Compensation Adjustment Plan Agreement for John P. Odwazny(2)

10.6	Management Compensation Adjustment Plan Agreement for Jacqueline McGuire(2)

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(1)

The Employment Agreement, which is Exhibit A to the Management Compensation Adjustment Plan Agreement, is incorporated by reference from the Form 10-KSB filed on April 4, 2006.

(2)

The Employment Agreement, which is Exhibit A to the Management Compensation Adjustment Plan Agreement, is incorporated by reference from the Form 10-KSB filed on April 15, 2005.

(3)

The Employment Agreement, which is Exhibit A to the Management Compensation Adjustment Plan Agreement, is incorporated by reference from the Form 10-QSB filed on April 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.

By:	/s/ J.C. “JIM” RUSHING III
J.C. “Jim” Rushing III Chief Financial Officer

Date:  June 2, 2006

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